                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          May 27, 1999
                                                 -------------------------------


                                    GHS, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-15586                    52-1373960
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File              (IRS Employer
     of Incorporation)                Number)                Identification No.)


65 Broadway, 7th Floor, New York, New York 10006
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code       (212) 430-6430
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Historical financial statements of Change Your Life.com, LLC, a Delaware limited liability company ("CYL"), are not included as a part of this Form 8-K/A as CYL was formed on April 21, 1999 and has had no significant operations prior to the date of acquisition. Accordingly, such financial statements are not material to an understanding of the financial condition of GHS, Inc. ("GHS"). Concept Development Inc. ("CDI") had no significant activities and there are therefore no financial statements provided for CDI.

         (b)      Pro Forma FINANCIAL INFORMATION.

                  PRO FORMA unaudited consolidated financial statements of GHS including the following, which give effect to the reverse acquisition of CYL by GHS, the acquisition of CDI by GHS and the related private placement of preferred stock and license and option agreements with The Learning Annex are included as a part of this Form 8-K/A as Attachment 7(b) and are incorporated herein by this reference:

                  PRO FORMA Unaudited Consolidated Balance Sheet as of March 31, 1999

                  PRO FORMA Unaudited Consolidated Statement of Operations for the three months ended March 31, 1999

                  PRO FORMA Unaudited Consolidated Statement of Operations for the year ended December 31, 1998

                  Notes to PRO FORMA Unaudited Consolidated Financial
                  Information

         (c)      EXHIBITS         DESCRIPTION

                  2(a) Contribution and Exchange Agreement dated as of May 20, 1999 among the Company, Change Your Life.com, LLC, Anthony J. Robbins, Robbins Research International Inc. and CYL Development Holdings, LLC
                           (1)

                  2(b) Agreement and Plan of Reorganization dated as of May 27, 1999 among the Company, Concept Acquisition Corporation, Concept Development, Inc., William Zanker and Debbie Dworkin (1) (2)

                  2(c) Agreement of Merger dated as of May 27, 1999 between Concept Acquisition Corporation and Concept Development, Inc. (1) (2)

                  3(a) Certificate of Designations for Series A Preferred Stock (1)

                  3(b) Certificate of Designations for Series B Preferred Stock (1)

                  3(c) Certificate of Designations for Series C Preferred Stock (1)

                  3(d)     Amended and Restated By-Laws (1)

                  10(a) Content Provider Agreement and License effective as of April 23, 1999 between Change Your Life.com, LLC, Anthony J. Robbins and Research International Inc.
                           (1) (2)

                  10(b) Escrow Agreement dated as of May 27, 1999 among the Company, Debbie Dworkin and State Street Bank and Trust Company (1) (2)

                  10(c) Repurchase Agreement dated as of May 27, 1999 between the Company and Debbie

                           Dworkin (1) (2)



(CONTINUED)     EXHIBITS         DESCRIPTION

                  10(d) Employment Agreement dated as of May 27, 1999 between the Company and Wiliam Zanker (1)

                  10(e) Exclusive License and Marketing Agreement dated as of May 27, 1999 among the Company, Seligman Greer Communication Resources, Inc. ("Seligman"), SGS Communications Resources, Inc., Seligman Greer Sandberg Enterprises, Inc., SGC Communication Resources LLC and Learning Annex Interactive LLC (1)
                           (2)

                  10(f) Option Agreement dated as of May 27, 1999 among the Company, Seligman Greer Communication Resources, Inc., SGS Communication Resources, Inc., Seligman Greer Sandberg Enterprises, Inc., SGC Communication Resources LLC and Learning Annex Interactive LLC and certain shareholders and members, as applicable, of such entities other than the Company listed therein
                           (1) (2)

                  10(g) Registration Rights Agreement dated as of May 27, 1999 among the Company, Anthony J. Robbins, Robbins Research International Inc. and CYL Development Holdings, LLC (1)

                  10(h) Stockholders Agreement dated as of May 27, 1999 among the Company, Anthony J. Robbins, Robbins Research International Inc. and CYL Development Holdings, LLC
                           (1)

                  99(a)    Press Release issued May 28, 1999 (1)

         ---------------
         (1)Previously filed as identically numbered exhibit to the GHS's Form 8-K/A dated May 27, 1999 and filed with the Securities and Exchange Commission on June 11, 1999, which amended GHS's current report on Form 8-K dated May 27, 1999 and filed with the Securities and Exchange Commission as of June 11, 1999.

         (2)Confidential treatment has been requested for certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              GHS, INC.


Dated as of: August 24, 1999                  /s/ Beth Polish
                                              ------------------------------
                                              Beth Polish
                                              President

                                 ATTACHMENT 7(B)

                         PRO FORMA FINANCIAL INFORMATION

                           GHS, INC. AND SUBSIDIARIES
       PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET AS OF MARCH 31,1999
                                 (in thousands)



                                                              GHS, INC. AND                           PRO FORMA
                                                CHANGE YOUR   SUBSIDIARIES    RECLASSIFICATION OF     ADJUSTMENT
                                                  LIFE.COM     AS REPORTED       DISCONTINUED        MERGER OF CYL
                                                 (CYL) [9]    MARCH 31, 1999      OPERATIONS       AND GHS, INC. [1]
                                                  --------    --------------      ----------       -----------------
ASSETS
Current assets:
  Cash and cash equivalents                                      $ 2,659          $    341
  Certificates of deposit - at
    cost which approximates market                                 1,100            (1,100)
Accounts receivable                                                  399              (399)
Other current assets                                                 108              (108)
                                                 -------         -------          --------            --------
    Total current assets                                           4,266            (1,266)
                                                 -------         -------          --------            --------
Net assets of discontinued operation                                   -             1,532
                                                 -------         -------          --------            --------
Furniture & Equipment (net of
  accumulated depreciation)                                           56               (56)
Gamma Knife (net of accumulated depreciation)                      3,675            (3,675)
Leasehold improvements (net of
  accumulated amortization)                                        1,398            (1,398)
                                                 -------         -------          --------            --------
    Total property and equipment                       -           5,129            (5,129)                  -
                                                 -------         -------          --------            --------
Deferred tax asset                                                   260              (260)
Cash held in escrow                                                   93               (93)
Deposits                                                               3                (3)
Intangible Assets
                                                 -------         -------          --------            --------
    Total other assets                                               356              (356)                  -
                                                 -------         -------          --------            --------
TOTAL                                            $     -         $ 9,751          $ (5,219)           $      -
                                                 =======         =======          ========            ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses                            $   353          $   (353)
Accrued litigation settlement                                        934              (650)
Obligations under capital lease and loans
  payable - current portion                                        1,473            (1,473)
Income tax payable                                                     -                 -
                                                 -------         -------          --------            --------
     Total current liabilities                         -           2,760            (2,476)                  -
                                                 -------         -------          --------            --------
Deferred tax liability                                               450              (450)
Obligations under capital lease and loans
  payable, net of current portion                                  2,293            (2,293)
Common stock - par value $.01: 375,000
  in 1999; 500,000 in 1998
  shares issued with put option                                      375
                                                 -------         -------          --------            --------
     Total other liabilities                           -           3,118            (2,743)                  -
                                                 -------         -------          --------            --------

     Total Liabilities-Carry Forward                   -           5,878            (5,219)                  -
                                                 -------         -------          --------            --------



                                                              GHS, INC. AND                           PRO FORMA
                                                CHANGE YOUR   SUBSIDIARIES    RECLASSIFICATION OF     ADJUSTMENT
                                                  LIFE.COM     AS REPORTED       DISCONTINUED        MERGER OF CYL
                                                 (CYL) [9]    MARCH 31, 1999      OPERATIONS       AND GHS, INC. [1]
                                                  --------    --------------      ----------       -----------------

     Total Liabilities Brought Forward           $     -         $ 5,878          $ (5,219)           $     -
                                                 -------         -------          --------            --------
Stockholders' equity:
Common stock - $.01 par value - 25,000,000
    shares authorized; 6,979,160 shares and
    7,047,828 shares issued and outstanding
    actual and pro forma, respectively.                               66

Convertible preferred stock Series A -
    $.01 par value - 100,000 shares
    authorized; 99,059 shares issued and
    outstanding on a pro forma basis.                  1

Convertible preferred stock Series B
    - $.01 par value - 178,582 shares
    authorized, issued and outstanding on
    a pro forma basis.                                                                            -

Convertible preferred stock Series C -
    $.01 par value - 55,745 shares authorized, issued and outstanding on a pro forma basis.

Additional paid in capital                                         3,238                                   569

Deferred compensation
Retained earnings (accumulated deficit)               (1)            569                                  (569)
                                                 -------         -------          --------            --------
    Total stockholders' equity                         -           3,873                 -                   -
                                                 -------         -------          --------            --------
TOTAL                                            $     -         $ 9,751          $ (5,219)           $      -
                                                 =======         =======          ========            ========


                                                                                                   OTHER PRO FORMA ADJUSTMENTS
                                                                        -------------------------------------------------------
                                                     PRO FORMA                                              THE LEARNING
                                                   REFLECTING THE                           CONCEPT            ANNEX INC.
                                                 CHANGE YOUR LIFE.COM     PRIVATE       DEVELOPMENT INC.      LICENSE AND
                                                 MERGER WITH GHS, INC.  PLACEMENT [2]   ACQUISITION [3]    PURCHASE OPTION [4]
                                                 ---------------------  -------------   ---------------    -------------------
ASSETS
Current assets:
  Cash and cash equivalents                           $  3,000           $ 15,063          $ (2,000)          $   (375)
  Certificates of deposit - at
    cost which approximates market                           -
Accounts receivable                                          -
Other current assets                                         -                                                     375
                                                      --------           --------          --------           --------
    Total current assets                                 3,000             15,063            (2,000)                 -
                                                      --------           --------          --------           --------
Net assets of discontinued operation                     1,532
                                                      --------           --------          --------           --------
Furniture & Equipment (net of
  accumulated depreciation)                                  -
Gamma Knife (net of accumulated depreciation)                -
Leasehold improvements (net of
  accumulated amortization)                                  -
                                                      --------           --------          --------           --------
    Total property and equipment                             -                  -                 -                  -
                                                      --------           --------          --------           --------
Deferred tax asset                                           -
Cash held in escrow                                          -
Deposits                                                     -
Intangible Assets                                            -                                6,500                517
                                                      --------           --------          --------           --------
    Total other assets                                       -                  -             6,500                517
                                                      --------           --------          --------           --------
TOTAL                                                 $  4,532           $ 15,063          $  4,500           $    517
                                                      ========           ========          ========           ========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses                 $      -
Accrued litigation settlement                              284
Obligations under capital lease and loans
  payable - current portion                                  -
Income tax payable                                           -
                                                      --------           --------          --------           --------
     Total current liabilities                             284                  -                 -                  -
                                                      --------           --------          --------           --------
Deferred tax liability                                       -
Obligations under capital lease and loans
  payable, net of current portion                            -
Common stock - par value $.01: 375,000
  in 1999; 500,000 in 1998
  shares issued with put option                            375
                                                      --------           --------          --------           --------
     Total other liabilities                               375                  -                 -                  -
                                                      --------           --------          --------           --------
     Total Liabilities -Carry Forward                      659                  -                 -                  -
                                                      --------           --------          --------           --------


                                                                                                   OTHER PRO FORMA ADJUSTMENTS
                                                                        -------------------------------------------------------
                                                     PRO FORMA                                              THE LEARNING
                                                   REFLECTING THE                           CONCEPT            ANNEX INC.
                                                 CHANGE YOUR LIFE.COM     PRIVATE       DEVELOPMENT INC.      LICENSE AND
                                                 MERGER WITH GHS, INC.  PLACEMENT [2]   ACQUISITION [3]    PURCHASE OPTION [4]
                                                 ---------------------  -------------   ---------------    -------------------

     Total Liabilities Brought Forward                $    659           $      -          $      -           $      -
                                                      --------           --------          --------           --------
Stockholders' equity:
Common stock - $.01 par value - 25,000,000
    shares authorized; 6,979,160 shares and
    7,047,828 shares issued and outstanding
    actual and pro forma, respectively.                     66

Convertible preferred stock Series A -
    $.01 par value - 100,000 shares
    authorized; 99,059 shares issued and
    outstanding on a pro forma basis.                        1

Convertible preferred stock Series B
    - $.01 par value - 178,582 shares
    authorized, issued and outstanding on
    a pro forma basis.                                                          2

Convertible preferred stock Series C -
    $.01 par value - 55,745 shares authorized,
    issued and outstanding on a pro forma basis.             -                                    1                  0

Additional paid in capital                               3,807             15,061             4,499                517

Deferred compensation                                        -
Retained earnings (accumulated deficit)                      -
                                                      --------           --------          --------           --------
    Total stockholders' equity                           3,873             15,063             4,500                517
                                                      --------           --------          --------           --------
TOTAL                                                 $  4,532           $ 15,063          $  4,500           $    517
                                                      ========           ========          ========           ========



                                                 ------------------------------------------------


                                                     EXECUTIVE      OTHER PRO FORMA     PRO FORMA
                                                  COMPENSATION [7]     ADJUSTMENTS    MARCH 31, 1999
                                                  ----------------  ---------------   --------------
ASSETS
Current assets:
  Cash and cash equivalents                                                             $ 15,688
  Certificates of deposit - at
    cost which approximates market                                                             -
Accounts receivable                                                                            -
Other current assets                                                                         375
                                                     --------          --------         --------
    Total current assets                                                                  16,063
                                                     --------          --------         --------
Net assets of discontinued operation                                     (1,532)[8]            -
                                                     --------          --------         --------
Furniture & Equipment (net of
  accumulated depreciation)                                                                    -
Gamma Knife (net of accumulated depreciation)                                                  -
Leasehold improvements (net of
  accumulated amortization)                                                                    -
                                                     --------          --------         --------
    Total property and equipment                            -                 -                -
                                                     --------          --------         --------
Deferred tax asset                                                                             -
Cash held in escrow                                                                            -
Deposits                                                                                       -
Intangible Assets                                                                          7,017
                                                     --------          --------         --------
    Total other assets                                      -                 -            7,017
                                                     --------          --------         --------
TOTAL                                                $      -          $ (1,532)        $ 23,080
                                                     ========          ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses                                                   $      -
Accrued litigation settlement                                              (284)[6]            -
Obligations under capital lease and loans
  payable - current portion                                                                    -
Income tax payable                                                                             -
                                                     --------          --------         --------
     Total current liabilities                              -              (284)               -
                                                     --------          --------         --------
Deferred tax liability                                                                         -
Obligations under capital lease and loans
  payable, net of current portion                                                              -
Common stock - par value $.01: 375, 000
  in 1999; 500,000 in 1998
  shares issued with put option                                            (375)[5]            -
                                                     --------          --------         --------
     Total other liabilities                                -              (375)               -
                                                     --------          --------         --------
     Total Liabilities-Carry Forward                        -              (659)               -
                                                     --------          --------         --------


                                                     EXECUTIVE      OTHER PRO FORMA     PRO FORMA
                                                  COMPENSATION [7]     ADJUSTMENTS    MARCH 31, 1999
                                                  ----------------  ---------------   --------------

     Total Liabilities-Brought Forward              $      -           $  (659)        $       -
                                                    --------           --------         --------

Stockholders' equity:
Common stock - $.01 par value - 25,000,000
    shares authorized; 6,979,160 shares and
    7,047,828 shares issued and outstanding
    actual and pro forma, respectively.                                       4[5]            70

Convertible preferred stock Series A -
    $.01 par value - 100,000 shares
    authorized; 99,059 shares issued and
    outstanding on a pro forma basis.                                                          1

Convertible preferred stock Series B
    - $.01 par value - 178,582 shares
    authorized, issued and outstanding on
    a pro forma basis.                                                                         2

Convertible preferred stock Series C -
    $.01 par value - 55,745 shares authorized,
    issued and outstanding on a pro forma basis.                                               1

Additional paid in capital                             10,118               655 [5][6]    33,125
                                                                         (1,532)[8]
Deferred compensation                                  (6,479)                            (6,479)
Retained earnings (accumulated deficit)                (3,639)                            (3,640)
                                                     --------          --------         --------
    Total stockholders' equity                              -              (873)          23,080
                                                     --------          --------         --------
TOTAL                                                $      -          $ (1,532)        $ 23,080
                                                     ========          ========         ========

                           GHS, INC. AND SUBSIDIARIES
        PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE
                        THREE MONTHS ENDED MARCH 31,1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                                               PRO FORMA
                                                                GHS, INC. AND                                REFLECTING THE
                                              CHANGE YOUR       SUBSIDIARIES     RECLASSIFICATION OF      CHANGE YOUR LIFE.COM
                                               LIFE.COM          AS REPORTED        DISCONTINUED          MERGER WITH GHS, INC.
                                                 (CYL)         MARCH 31, 1999        OPERATIONS        AND SUBSIDIARIES [1] & [2]
                                                 -----         --------------        ----------        --------------------------
Revenue:
Patient revenue                                                     $ 940              $ (940)                   $ -
                                              ------------------------------------------------------------------------------------
Expenses:
Patient expenses                                                      343                (343)                     -
Selling, general and administrative                                   323                (323)                     -
                                              ------------------------------------------------------------------------------------
Total                                                                 666                (666)                     -
                                              ------------------------------------------------------------------------------------
 Income (loss) from continuing operations           -                 274                (274)                     -

Interest expense                                                     (116)                116                      -
Interest income                                                        46                  (2)                    44
                                              ------------------------------------------------------------------------------------
Income (loss) from continuing operations            -                 204                (160)                    44

Income tax expense (benefit)                                           80                  62                     18
                                              ------------------------------------------------------------------------------------
Net income (loss)                                   -               $ 124               $ (98)                  $ 26
                                              ====================================================================================
Basic and fully diluted income per share
Continuing operations [7]                                      $     0.02

Weighted average shares outstanding                             6,479,160
                                                               ==========


                                                                             OTHER PRO FORMA ADJUSTMENTS
                                                 ----------------------------------------------------------------------------------
                                                                                           THE LEARNING
                                                                        CONCEPT             ANNEX INC.
                                                   PRIVATE          DEVELOPMENT INC.        LICENSE AND             EXECUTIVE
                                                 PLACEMENT [2]   ACQUISITION [3] & [6]   PURCHASE OPTION [4]   COMPENSATION [5]&[6]
                                                 -------------   ---------------------   -------------------   --------------------
Revenue:
Patient revenue
                                              -------------------------------------------------------------------------------------
Expenses:
Patient expenses
Selling, general and administrative                                      (542)                 (137)                  (4,697)
                                              -------------------------------------------------------------------------------------
Total                                                -                   (542)                 (137)                  (4,697)
                                              -------------------------------------------------------------------------------------
 Income (loss) from continuing operations            -                   (542)                 (137)                  (4,697)

Interest expense
Interest income                                      -
                                              -------------------------------------------------------------------------------------
Income (loss) from continuing operations             -                   (542)                 (137)                  (4,697)

Income tax expense (benefit)
                                              -------------------------------------------------------------------------------------
Net income (loss)                                  $ -                 $ (542)               $ (137)                $ (4,697)
                                              =====================================================================================
Basic and fully diluted income per share
Continuing operations [7]

Weighted average shares outstanding




                                              ----------------------------------


                                                OTHER PRO FORMA     PRO FORMA
                                                ADJUSTMENTS [8]   MARCH 31, 1999
                                                ---------------   --------------
Revenue:
Patient revenue                                                     $        -
                                              --------------------------------
Expenses:
Patient expenses                                                             -
Selling, general and administrative                                     (5,376)
                                              --------------------------------
Total                                                                   (5,376)
                                              --------------------------------
 Income (loss) from continuing operations                               (5,376)

Interest expense                                                             -
Interest income                                                             44
                                              --------------------------------
Income (loss) from continuing operations                                (5,332)

Income tax expense (benefit)                          (18)                   -
                                              --------------------------------
Net income (loss)                                    $ 18           $   (5,332)
                                              ================================
Basic and fully diluted income per share
Continuing operations [7]                                           $    (0.82)

Weighted average shares outstanding                                  6,479,160
                                                                    ==========

                           GHS, INC. AND SUBSIDIARIES
            PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31,1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                                             PRO FORMA
                                                              GHS, INC. AND                                REFLECTING THE
                                              CHANGE YOUR     SUBSIDIARIES     RECLASSIFICATION OF      CHANGE YOUR LIFE.COM
                                               LIFE.COM        AS REPORTED        DISCONTINUED          MERGER WITH GHS, INC.
                                                 (CYL)       MARCH 31, 1999        OPERATIONS        AND SUBSIDIARIES [1] & [2]
                                                 -----       --------------        ----------        --------------------------
Revenue:

Patient revenue                                                 $ 2,332              (2,332)                   $   -
                                              -----------------------------------------------------------------------------------
Expenses:
Patient expenses                                                  1,221              (1,221)                       -
Selling, general and administrative                               1,148              (1,148)                       -
Litigation settlement                                               934                (934)                       -
                                              -----------------------------------------------------------------------------------
Total                                                             3,303              (3,303)                       -
                                              -----------------------------------------------------------------------------------
 Income (loss) from continuing operations          -               (971)                971                        -

Interest expense                                                   (555)                555                        -
Interest income                                                     166                  (4)                     162
                                              -----------------------------------------------------------------------------------
Income (loss) from continuing operations           -             (1,360)              1,522                      162

Income tax expense (benefit)                                       (451)               (511)                      60
                                              -----------------------------------------------------------------------------------
Net income (loss)                                  -             $ (909)            $ 1,011                    $ 102
                                              ===================================================================================
Basic and fully diluted income per share
Continuing operations [7]                                       $ (0.14)

Weighted average shares outstanding                           6,479,160
                                                              =========

                                                                            OTHER PRO FORMA ADJUSTMENTS
                                                -----------------------------------------------------------------------------------
                                                                                          THE LEARNING
                                                                       CONCEPT             ANNEX INC.
                                                  PRIVATE          DEVELOPMENT INC.        LICENSE AND             EXECUTIVE
                                                PLACEMENT [2]   ACQUISITION [3] & [6]   PURCHASE OPTION [4]   COMPENSATION [5]&[6]
                                                -------------   ---------------------   -------------------   --------------------
Revenue:

Patient revenue
                                              -------------------------------------------------------------------------------------
Expenses:
Patient expenses
Selling, general and administrative                                     (2,167)                (547)                (7,871)
Litigation settlement
                                              -------------------------------------------------------------------------------------
Total                                                -                  (2,167)                (547)                (7,871)
                                              -------------------------------------------------------------------------------------
 Income (loss) from continuing operations            -                  (2,167)                (547)                (7,871)

Interest expense
Interest income                                      -
                                              -------------------------------------------------------------------------------------
Income (loss) from continuing operations             -                  (2,167)                (547)                (7,871)

Income tax expense (benefit)
                                              -------------------------------------------------------------------------------------
Net income (loss)                                  $ -                $ (2,167)              $ (547)              $ (7,871)
                                              =====================================================================================
Basic and fully diluted income per share
Continuing operations [7]

Weighted average shares outstanding

                                              ----------------
                                               OTHER PRO FORMA     PRO FORMA
                                               ADJUSTMENTS [8]   MARCH 31, 1999
                                               ---------------   --------------
Revenue:

Patient revenue                                                        $       -
                                              ----------------------------------
Expenses:
Patient expenses                                                               -
Selling, general and administrative                                      (10,585)
Litigation settlement                                                          -
                                              ----------------------------------
Total                                                                    (10,585)
                                              ----------------------------------
 Income (loss) from continuing operations                                (10,585)

Interest expense                                                               -
Interest income                                                              162
                                              ----------------------------------
Income (loss) from continuing operations                                 (10,423)

Income tax expense (benefit)                         (60)                      -
                                              ----------------------------------
Net income (loss)                                   $ 60              $  (10,423)
                                              ==================================
Basic and fully diluted income per share
Continuing operations [7]                                             $    (1.61)

Weighted average shares outstanding                                    6,479,160
                                                                       =========

GHS, INC. AND SUBSIDIARIES
PRO-FORMA UNAUDITED FINANCIAL INFORMATION


The following pro-forma unaudited consolidated financial statements reflect the reverse acquisition of Change Your Life.com LLC ("CYL") by GHS, Inc. ("GHS"), the acquisition of Concept Development, Inc. ("CDI") and the related private placement of preferred stock and license and option agreements with The Learning Annex. The acquisition of CYL is accounted for as a reverse acquisition with CYL as the accounting acquirer as the members of CYL obtained voting control of GHS pursuant to the transaction. In addition, as the only assets of GHS at the time of the transaction were cash and the net assets of the discontinued operations of U. S. NeuroSurgical, Inc. ("USN") the reverse acquisition was accounted for as a recapitalization of CYL with the issuance of shares of common stock and options and warrants to purchase shares of common stock to the pre-transaction stockholders of GHS in exchange for cash. The operations of USN are being distributed to the pre-transaction common stockholders of GHS. The acquisition of CDI is accounted for as a purchase.

The pro-forma balance sheet gives effect to the above transactions as if they had occurred on March 31, 1999 and the pro-forma statements of operations give effect to the transactions as if they had occurred at the beginning of each of the respective periods.

In the opinion of management of the Company, all adjustments necessary to present fairly such pro-forma unaudited financial statements have been made. The pro-forma unaudited financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had the transactions occurred on the dates indicated above, nor do they purport to represent the future financial position or results of operations of the Company.




NOTES TO PRO-FORMA BALANCE SHEET

[1] Reflects the reverse acquisition of CYL by GHS with CYL as the acquirer for accounting purposes.

[2] Reflects the issuance of 178,582 shares of series B convertible preferred stock for $90 per preferred share for net proceeds of $15,063,000. The preferred shares are automatically converted into common shares on a ten for one basis upon the spin-off of USN.

[3] Reflects the purchase of CDI for a total purchase price of $6,500,000, including cash of $2,000,000 and 50,000 shares of series C convertible preferred stock. The preferred shares are automatically converted into common shares on a ten for one basis upon the spin-off of USN. The preferred shares are valued at $90 per preferred share which represents fair value. Such fair value was determined based on the price of the private placement shares. The purchase price was allocated to the intangible assets acquired, which consist of the employment and non-compete agreements with the former President of CDI and the Learning Annex license and marketing agreement which was entered into separately. Both agreements have a three-year term and the intangible assets are being amortized over three years.

[4] Reflects the payments required and the issuance of 5,745 shares of series C convertible preferred stock for the option and license agreements with The Learning Annex. The preferred shares are automatically converted into common shares on a ten for one basis upon the spin-off of USN and are valued at $90 per preferred share which represents fair value. Such fair value was determined based on the price paid for the series B convertible preferred stock issued in the private placement which carry the same rights as this series C convertible preferred stock.

The fair value of the stock issued on inception of the license agreement has been recorded as an intangible asset and is being amortized over three years (the term of the license agreement.)

[5] Reflects the cancellation of the put option on 375,000 shares of common stock issued in 1993 to Research Medical Center (RMC) for $1.00 per share in connection with the establishment of a USN radiosurgery center at RMC. As part of such issuance, RMC obtained the right exercisable through 2003, to resell such shares to GHS at $1.00 per share if the market price of GHS's common stock was less than $1.25 per share. As a condition to GHS's acquisition of CYL, GHS was required to eliminate certain of its liabilities and obligations or transfer them to its wholly-owned subsidiary, USN. As a result, GHS negotiated with RMC the cancellation of the put option possessed by RMC with respect to the 375,000 shares of common stock still owned by RMC.


[6] Reflects the issuance of 68,668 shares of common stock in payment of a settlement obligation relating to claims raised by former minority interest holders of USN for damages relating to various causes of action for breach of contract relating to lost salary, unreimbursed expenses and for consequential damages as well as a dispute regarding the purchase price for the minority interest in USN.

[7] Reflects the issuance of compensatory stock options to GHS's President and Chief Operating Officer, which options were issued on May 27, 1999 in connection with the hiring of such executive officer to lead GHS's Internet initiative resulting from GHS's acquisitions of CYL and CDI and the transaction with The Learning Annex.

[8] Reflects the spin-off of discontinued operations.

[9] Series A convertible preferred stock is automatically converted to common stock on a 310 to 1 basis upon the later of the authorization of shares of common stock sufficient to permit conversion of all series A convertible preferred stock or the next business day following the record date of the USN spin-off.

NOTES TO PRO-FORMA STATEMENTS OF OPERATIONS

[1] Reclassifies the operations of USN as discontinued with the exception of interest income related to the cash remaining in GHS.

[2] While the Company may earn interest income on its cash balances maintained, the timing of future expenditures relating to content acquisition and general business costs would effect the amount of interest earned and therefore, no estimate of future interest income is included.

[3] Reflects the amortization of the intangible assets acquired in the CDI acquisition over their expected useful lives of three years.

[4] Reflects the option and license payments to The Learning Annex and the amortization of the cost of the license agreement which was valued based on the series C convertible preferred stock issued on execution of the license agreement. Such amount is being amortized over a three-year period consistent with the term of the agreement.

[5] Reflects the issuance of compensatory stock options to the GHS's President.

[6] Reflects salary expense and employee benefits at an estimate of 20% of salary for the GHS's President and for the former President of Concept Development, Inc. now employed by GHS, pursuant to employment agreements.

[7] On a pro-forma basis, the effect of stock options, warrants and convertible securities is anti-dilutive and therefore is not shown.

[8] To reverse income tax expense due to pre-tax loss on a pro forma basis.

                                  EXHIBIT INDEX


      EXHIBIT NO.                        DESCRIPTION
      -----------                        -----------

         2(a) Contribution and Exchange Agreement dated as of May 20, 1999 among the Company, Change Your Life.com, LLC, Anthony J. Robbins, Robbins Research International Inc. and CYL Development Holdings, LLC (1)

         2(b) Agreement and Plan of Reorganization dated as of May 27, 1999 among the Company, Concept Acquisition Corporation, Concept Development, Inc., William Zanker and Debbie Dworkin (1) (2)

         2(c) Agreement of Merger dated as of May 27, 1999 between Concept Acquisition Corporation and Concept Development, Inc. (1) (2)

         3(a)     Certificate of Designations for Series A Preferred Stock (1)

         3(b)     Certificate of Designations for Series B Preferred Stock (1)

         3(c)     Certificate of Designations for Series C Preferred Stock (1)

         3(d)     Amended and Restated By-Laws (1)

         10(a) Content Provider Agreement and License effective as of April 23, 1999 between Change Your Life.com, LLC, Anthony J. Robbins and Research International Inc. (1) (2)

         10(b) Escrow Agreement dated as of May 27, 1999 among the Company, Debbie Dworkin and State Street Bank and Trust Company (1) (2)

         10(c) Repurchase Agreement dated as of May 27, 1999 between the Company and Debbie Dworkin (1) (2)

         10(d) Employment Agreement dated as of May 27, 1999 between the Company and Wiliam Zanker (1)

         10(e) Exclusive License and Marketing Agreement dated as of May 27, 1999 among the Company, Seligman Greer Communication Resources, Inc. ("Seligman"), SGS Communications Resources, Inc., Seligman Greer Sandberg Enterprises, Inc., SGC Communication Resources LLC and Learning Annex Interactive LLC
                  (1) (2)

         10(f) Option Agreement dated as of May 27, 1999 among the Company, Seligman Greer Communication Resources, Inc., SGS Communication Resources, Inc., Seligman Greer Sandberg Enterprises, Inc., SGC Communication Resources LLC and Learning Annex Interactive LLC and certain shareholders and members, as applicable, of such entities other than the Company listed therein (1) (2)

         10(g) Registration Rights Agreement dated as of May 27, 1999 among the Company, Anthony J. Robbins, Robbins Research International Inc. and CYL Development Holdings, LLC (1)

         10(h) Stockholders Agreement dated as of May 27, 1999 among the Company, Anthony J. Robbins, Robbins Research International Inc. and CYL Development Holdings, LLC (1)

         99(a)    Press Release issued May 28, 1999 (1)

----------
(1) Previously filed as identically numbered exhibit to the GHS's Form 8-K/A dated May 27, 1999 and filed with the Securities and Exchange Commission on June 11, 1999, which amended GHS's current report on Form 8-K dated May 27, 1999 and filed with the Securities and Exchange Commission as of June 11, 1999.
(2) Confidential treatment has been requested for certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.